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                                                                    EXHIBIT 23.1

CONSENT OF MCGLADREY & PULLEN, LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements No. 333-42666 and 333-30076 on Form S-8 and 333-35380 on Form S-3 of Eco Soil
Systems, Inc. of our report, dated March 14, 2001, appearing in this Annual Report on Form 10-K of Eco Soil Systems, Inc. for the year ended December 31, 2000.

                                       /s/ McGladrey & Pullen, LLP


San Diego, California
April 16, 2001